                             SECURITIES AND EXCHANGE COMMISSION
                                     450 Fifth Street, NW
                                     Washington, DC  20549

                        ------------------------------------------

                                          FORM 8-K
                                       CURRENT REPORT

                           Pursuant to Section 13 or 15(d) of the
                              Securities Exchange Act of 1934

                              For the Month of March, 1998

                                 PNC MORTGAGE SECURITIES CORP.
                              MORTGAGE PASS-THROUGH CERTIFICATES,
                                       SERIES: 1998-1
                 (Exact name of the registrant as specified in charter)

                 Delaware                33-84896            36-4207957
               (State or other         (Commission          (IRS Employer
               jurisdiction of         File Number)         Identification
               Incorporation)                               Number)


                                   75 NORTH FAIRWAY DRIVE
                                   VERNON HILLS, IL  60061

                         (Address of principal executive offices)

                    Registrant's telephone number, including area code:

                                      (847) 549-6500

ITEM 5.

     See Exhibit A, the Distribution Report for the Month of March, 1998, attached hereto.

ITEM 7.

    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS:


     EXHIBITS:

A.   PNC Mortgage Securities Corp., Mortgage Pass-Through Certificates,
     SERIES: 1998-1, Monthly Distribution Report for March 1998.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    April 07, 1998

                                              PNC MORTGAGE SECURITIES CORP.
                                              (Registrant)

                                              By:   /s/ (RICHIE MOORE)
                                                    ------------------
                                                    RICHIE MOORE
                                                    SECOND VICE PRESIDENT

                                                               EXHIBIT A
                            PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             03/1998 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1998

SERIES:  1998 - 1 Group I (1406)                                               WEIGHTED AVERAGE PC RATE: 7.4273
----------------------------------------------------------------------------------------
ISSUE DATE:   01/01/1998
CERTIFICATE BALANCE AT ISSUE:   $484,094,252.36

                                                              CERTIFICATE
                                                   TOTAL      ACCOUNT       CERTIFICATE
                                                   NUMBER OF  ACTIVITY      BALANCE
                                                   MORTGAGES  (@ PC RATE)   OUTSTANDING
                                                   ---------  ------------  ---------------
BALANCES FROM LAST FISCAL MONTH-END:              1504                       $478,886,425.10
PRINCIPAL POOL COLLECTION(S):
   Scheduled Principal Collected Due Current Month              $357,337.80
   Unscheduled Principal Collection/Reversals                   $289,707.85
   Liquidations-in-full                             47       $16,085,694.73
   Principal Balance Sales Adjustments                                $0.00
   Net Principal Distributed                                 $16,732,740.38  -$16,732,740.38

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                   $0.00

BALANCE CURRENT FISCAL MONTH-END:                 1457                       $462,153,684.72

SCHEDULED INTEREST AT MORTGAGE RATE:                          $3,085,204.31

UNSCHEDULED INTEREST AT MORTGAGE RATE:
   Unscheduled Interest Collections/Reversals                         $0.00
   Interest Sales Adjustments                                         $0.00
   Interest Accrual Adjustment                                        $0.00
   Interest Uncollected on Liquidation                                $0.00
   Interest Uncollected on Non-Earning Assets                         $0.00
   Net Unscheduled Interest Distributed                               $0.00

OTHER:
   Loan Conversion Fees                                               $0.00
   Expense Reimbursements                                             $0.00
   Gain on Liquidations                                               $0.00
   Hazard Insurance Premium Refunds                                   $0.00
   Net Other Distributions                                            $0.00

SCHEDULED SERVICING FEE EXPENSES:                               $117,399.77

UNSCHEDULED SERVICING FEES:
   Unscheduled Service Fee Collections/Reversals                      $0.00
   Servicing Fees Sales Adjustments                                   $0.00
   Servicing Fees Accrual Adjustments                                 $0.00
   Servicing Fees Uncollected on Liquidation                          $0.00
   Servicing Fees Uncollected/Non-Earning Assets                      $0.00
   Net Unscheduled Service Fees Distributed                           $0.00

MISCELLANEOUS EXPENSES:                                               $0.00

NET FUNDS DISTRIBUTED:                                       $19,700,544.92


                           PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             03/1998 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1998

SERIES:  1998 - 1 Group I (1406)                                  WEIGHTED AVERAGE PC RATE: 7.4273
----------------------------------------------------------------------------------------


AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
----------------------------------------------------------------------------------------
LOAN COUNT OF               AGGREGATE LOSS
INCURRED LOSSES             AMOUNT
         0                             $0.00


SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
----------------------------------------------------------------------------------------
PRINCIPAL         SCHEDULED         INTEREST          NET INTEREST                        TOTAL
DISTRIBUTION      INTEREST DUE      ADJUSTMENT        DISTRIBUTION      OTHER             DISTRIBUTION
  $16,732,740.38     $2,967,804.54             $0.00     $2,967,804.54             $0.00    $19,700,544.92


INSURANCE RESERVES*
-------------------

                                                                                                      COVERAGE
  INSURANCE TYPE  ORIGINAL BALANCE  CLAIMS IN PROGRESS         CLAIMS PAID       ADJUSTMENTS         REMAINING
  --------------  ----------------  ------------------         -----------       -----------         ---------
  MPI                        $0.00              $0.00                $0.00             $0.00              $0.00

  SPECIAL HAZARD     $4,820,797.00              $0.00                $0.00             $0.00      $4,820,797.00

  BANKRUPTCY BOND
    SINGLE -UNITS      $166,816.00              $0.00                $0.00             $0.00        $166,816.00
      MULTI-UNITS            $0.00              $0.00                $0.00             $0.00              $0.00

  MORTGAGE
    REPURCHASE       $9,681,885.00              $0.00                $0.00             $0.00      $9,681,885.00




DELINQUENT INSTALLMENTS
-----------------------


              ONE                         TWO                         THREE
     -----------------------     ----------------------     ----------------------
     COUNT      PRIN BALANCE     COUNT     PRIN BALANCE     COUNT     PRIN BALANCE
     -----------------------     ----------------------     ----------------------
         21    $6,250,538.91         1      $253,812.02         0            $0.00

          IN FORECLOSURE                          ACQUIRED
     -----------------------              ----------------------
     COUNT      PRIN BALANCE            COUNT     PRIN BALANCE
     -----------------------              ----------------------
         0             $0.00               0                   $0.00



The Group I-B Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage to certain Group I Certificates. The "Prospectus Supplement" is that certain Prospectus Supplement, dated January 28, 1998, pursuant to which certain of the Group I Certificates were offered.

The Class Principal Balances of the Class I-B Certificates immediately after
the principal and interest distribution on   March 25, 1998 are as
follows:


 CLASS           CLASS PRINCIPAL BALANCE
 I-B-1           $11,359,333.25
 I-B-2            $4,350,383.04
 I-B-3            $1,933,503.68
 I-B-4            $1,691,814.85
 I-B-5            $1,208,439.18
 I-B-6            $1,208,442.74

 Total           $21,751,916.74


Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $4,820,797.00, $166,816.00, $9,681,885.00 respectively.

                                                                           EXHIBIT A
                  DELINQUENT* MORTGAGE LOANS (AS OF February 28, 1998):

SERIES:  1998 - 1 Group I (1406)
                          I                  II                III
                    TOTAL LOANS            TOTAL
                          IN               DELINQ.      LOANS DELINQUENT
                    MORTGAGE POOL          LOANS            1 MONTH
                  -------------------------------------------------------
DOLLAR AMOUNT     $462,153,684.72**    $6,504,350.93***     $6,250,538.91***

NUMBER                       1457                 22                   21

% OF POOL
(DOLLARS)                  100.00%              1.41%                1.35%

% OF POOL
(NO. OF LOANS)             100.00%              1.51%                1.44%

                        IV                   V                VI

                 LOANS DELINQUENT    LOANS DELINQUENT      LOANS IN
                    2 MONTH               3 MONTH         FORECLOSURE
                  -------------------------------------------------------
DOLLAR AMOUNT         $253,812.02***            $0.00***            $0.00***

NUMBER                          1                   0                   0

% OF POOL
(DOLLARS)                    0.05%               0.00%               0.00%

% OF POOL
(NO. OF LOANS)               0.07%               0.00%               0.00%


                         VII
                        LOANS
                       ACQUIRED
                  ------------------
DOLLAR AMOUNT               $0.00***

NUMBER                          0

% OF POOL
(DOLLARS)                   0.00%

% OF POOL
(NO. OF LOANS)              0.00%

* A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

** Reflects the outstanding principal balance of the Mortgage Pool after the application of all March 01, 1998 scheduled payments and February 01, 1998 unscheduled payments on the mortgage loans.

*** Reflects outstanding principal balance of delinquent mortgage loans as of February 28, 1998.

Trading Factor, calculated as of distribution date   March 25, 1998: 0.95467707.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including March 01, 1998, and unscheduled prepayments in months prior to March ) can be calculated.

                                                               EXHIBIT A
                            PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             03/1998 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1998

SERIES:  1998 - 1 Group II (1407)                                 WEIGHTED AVERAGE PC RATE: 7.5662
----------------------------------------------------------------------------------------
ISSUE DATE:   01/01/1998
CERTIFICATE BALANCE AT ISSUE:   $207,436,432.22

                                                              CERTIFICATE
                                                   TOTAL      ACCOUNT       CERTIFICATE
                                                   NUMBER OF  ACTIVITY      BALANCE
                                                   MORTGAGES  (@ PC RATE)   OUTSTANDING
                                                   ---------  ------------  ---------------
BALANCES FROM LAST FISCAL MONTH-END:               538                       $204,175,913.76
PRINCIPAL POOL COLLECTION(S):
   Scheduled Principal Collected Due Current Month              $147,491.87
   Unscheduled Principal Collection/Reversals                    $32,358.90
   Liquidations-in-full                             10        $4,285,915.88
   Principal Balance Sales Adjustments                                $0.00
   Net Principal Distributed                                  $4,465,766.65   -$4,465,766.65

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                   $0.00

BALANCE CURRENT FISCAL MONTH-END:                  528                       $199,710,147.11

SCHEDULED INTEREST AT MORTGAGE RATE:                          $1,337,131.45

UNSCHEDULED INTEREST AT MORTGAGE RATE:
   Unscheduled Interest Collections/Reversals                         $3.23
   Interest Sales Adjustments                                         $0.00
   Interest Accrual Adjustment                                        $0.00
   Interest Uncollected on Liquidation                                $0.00
   Interest Uncollected on Non-Earning Assets                         $0.00
   Net Unscheduled Interest Distributed                               $3.23

OTHER:
   Loan Conversion Fees                                               $0.00
   Expense Reimbursements                                             $0.00
   Gain on Liquidations                                               $0.00
   Hazard Insurance Premium Refunds                                   $0.00
   Net Other Distributions                                            $0.00

SCHEDULED SERVICING FEE EXPENSES:                                $49,627.65

UNSCHEDULED SERVICING FEES:
   Unscheduled Service Fee Collections/Reversals                      $0.09
   Servicing Fees Sales Adjustments                                   $0.00
   Servicing Fees Accrual Adjustments                                 $0.00
   Servicing Fees Uncollected on Liquidation                          $0.00
   Servicing Fees Uncollected/Non-Earning Assets                      $0.00
   Net Unscheduled Service Fees Distributed                           $0.09

MISCELLANEOUS EXPENSES:                                               $0.00

NET FUNDS DISTRIBUTED:                                        $5,753,273.59


                           PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             03/1998 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1998

SERIES:  1998 - 1 Group II (1407)                                  WEIGHTED AVERAGE PC RATE: 7.5662
----------------------------------------------------------------------------------------


AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
----------------------------------------------------------------------------------------
LOAN COUNT OF               AGGREGATE LOSS
INCURRED LOSSES             AMOUNT
         0                             $0.00


SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
----------------------------------------------------------------------------------------
PRINCIPAL         SCHEDULED         INTEREST          NET INTEREST                        TOTAL
DISTRIBUTION      INTEREST DUE      ADJUSTMENT        DISTRIBUTION      OTHER             DISTRIBUTION
   $4,465,766.65     $1,287,503.80             $3.14     $1,287,506.94             $0.00     $5,753,273.59


INSURANCE RESERVES*
-------------------

                                                                                                      COVERAGE
  INSURANCE TYPE  ORIGINAL BALANCE  CLAIMS IN PROGRESS         CLAIMS PAID       ADJUSTMENTS         REMAINING
  --------------  ----------------  ------------------         -----------       -----------         ---------
  MPI                        $0.00              $0.00                $0.00             $0.00              $0.00

  SPECIAL HAZARD     $4,036,105.00              $0.00                $0.00             $0.00      $4,036,105.00

  BANKRUPTCY BOND
    SINGLE -UNITS      $100,000.00              $0.00                $0.00             $0.00        $100,000.00
      MULTI-UNITS            $0.00              $0.00                $0.00             $0.00              $0.00

  MORTGAGE
    REPURCHASE       $4,148,729.00              $0.00                $0.00             $0.00      $4,148,729.00




DELINQUENT INSTALLMENTS
-----------------------


              ONE                         TWO                         THREE
     -----------------------     ----------------------     ----------------------
     COUNT      PRIN BALANCE     COUNT     PRIN BALANCE     COUNT     PRIN BALANCE
     -----------------------     ----------------------     ----------------------
          5    $2,010,505.26         1      $261,751.72         0            $0.00

          IN FORECLOSURE                          ACQUIRED
     -----------------------              ----------------------
     COUNT      PRIN BALANCE            COUNT     PRIN BALANCE
     -----------------------              ----------------------
         0             $0.00               0                   $0.00



The Group II-B Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage to certain Group II Certificates. The "Prospectus Supplement" is that certain Prospectus Supplement, dated January 28, 1998, pursuant to which certain of the Group II Certificates were offered.

The Class Principal Balances of the Class II-B Certificates immediately after
the principal and interest distribution on   March 25, 1998 are as
follows:


 CLASS             CLASS PRINCIPAL BALANCE
 II-B-1            $5,696,307.02
 II-B-2            $2,071,384.37
 II-B-3            $1,139,261.21
 II-B-4              $724,984.13
 II-B-5              $621,415.11
 II-B-6              $621,418.29

 Total            $10,874,770.13


Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $4,036,105.00, $100,000.00, $4,148,729.00 respectively.

                                                                           EXHIBIT A
                  DELINQUENT* MORTGAGE LOANS (AS OF February 28, 1998):

SERIES:  1998 - 1 Group II (1407)
                          I                  II                III
                    TOTAL LOANS            TOTAL
                          IN               DELINQ.      LOANS DELINQUENT
                    MORTGAGE POOL          LOANS            1 MONTH
                  -------------------------------------------------------
DOLLAR AMOUNT     $199,710,147.11**    $2,272,256.98***     $2,010,505.26***

NUMBER                        528                  6                    5

% OF POOL
(DOLLARS)                  100.00%              1.14%                1.01%

% OF POOL
(NO. OF LOANS)             100.00%              1.14%                0.95%

                        IV                   V                VI

                 LOANS DELINQUENT    LOANS DELINQUENT      LOANS IN
                    2 MONTH               3 MONTH         FORECLOSURE
                  -------------------------------------------------------
DOLLAR AMOUNT         $261,751.72***            $0.00***            $0.00***

NUMBER                          1                   0                   0

% OF POOL
(DOLLARS)                    0.13%               0.00%               0.00%

% OF POOL
(NO. OF LOANS)               0.19%               0.00%               0.00%


                         VII
                        LOANS
                       ACQUIRED
                  ------------------
DOLLAR AMOUNT               $0.00***

NUMBER                          0

% OF POOL
(DOLLARS)                   0.00%

% OF POOL
(NO. OF LOANS)              0.00%

* A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

** Reflects the outstanding principal balance of the Mortgage Pool after the application of all March 01, 1998 scheduled payments and February 01, 1998 unscheduled payments on the mortgage loans.

*** Reflects outstanding principal balance of delinquent mortgage loans as of February 28, 1998.

Trading Factor, calculated as of distribution date   March 25, 1998: 0.96275348.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including March 01, 1998, and unscheduled prepayments in months prior to March ) can be calculated.

                                                               EXHIBIT A
                            PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             03/1998 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1998

SERIES:  1998 - 1 Group III (1408)                           WEIGHTED AVERAGE PC RATE: 7.5999
----------------------------------------------------------------------------------------
ISSUE DATE:   01/01/1998
CERTIFICATE BALANCE AT ISSUE:   $128,532,742.83

                                                              CERTIFICATE
                                                   TOTAL      ACCOUNT       CERTIFICATE
                                                   NUMBER OF  ACTIVITY      BALANCE
                                                   MORTGAGES  (@ PC RATE)   OUTSTANDING
                                                   ---------  ------------  ---------------
BALANCES FROM LAST FISCAL MONTH-END:              1052                       $126,975,449.47
PRINCIPAL POOL COLLECTION(S):
   Scheduled Principal Collected Due Current Month              $105,865.24
   Unscheduled Principal Collection/Reversals                    $27,674.14
   Liquidations-in-full                             12        $1,956,185.59
   Principal Balance Sales Adjustments                                $0.00
   Net Principal Distributed                                  $2,089,724.97   -$2,089,724.97

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                   $0.00

BALANCE CURRENT FISCAL MONTH-END:                 1040                       $124,885,724.50

SCHEDULED INTEREST AT MORTGAGE RATE:                            $835,400.79

UNSCHEDULED INTEREST AT MORTGAGE RATE:
   Unscheduled Interest Collections/Reversals                      -$253.31
   Interest Sales Adjustments                                         $0.00
   Interest Accrual Adjustment                                        $0.00
   Interest Uncollected on Liquidation                                $0.00
   Interest Uncollected on Non-Earning Assets                         $0.00
   Net Unscheduled Interest Distributed                            -$253.31

OTHER:
   Loan Conversion Fees                                               $0.00
   Expense Reimbursements                                             $0.00
   Gain on Liquidations                                               $0.00
   Hazard Insurance Premium Refunds                                   $0.00
   Net Other Distributions                                            $0.00

SCHEDULED SERVICING FEE EXPENSES:                                $31,189.38

UNSCHEDULED SERVICING FEES:
   Unscheduled Service Fee Collections/Reversals                     -$8.69
   Servicing Fees Sales Adjustments                                   $0.00
   Servicing Fees Accrual Adjustments                                 $0.00
   Servicing Fees Uncollected on Liquidation                          $0.00
   Servicing Fees Uncollected/Non-Earning Assets                      $0.00
   Net Unscheduled Service Fees Distributed                          -$8.69

MISCELLANEOUS EXPENSES:                                               $0.00

NET FUNDS DISTRIBUTED:                                        $2,893,691.76


                           PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             03/1998 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1998

SERIES:  1998 - 1 Group III (1408)                                  WEIGHTED AVERAGE PC RATE: 7.5999
----------------------------------------------------------------------------------------


AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
----------------------------------------------------------------------------------------
LOAN COUNT OF               AGGREGATE LOSS
INCURRED LOSSES             AMOUNT
         0                             $0.00


SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
----------------------------------------------------------------------------------------
PRINCIPAL         SCHEDULED         INTEREST          NET INTEREST                        TOTAL
DISTRIBUTION      INTEREST DUE      ADJUSTMENT        DISTRIBUTION      OTHER             DISTRIBUTION
   $2,089,724.97       $804,211.41          -$244.62       $803,966.79             $0.00     $2,893,691.76


INSURANCE RESERVES*
-------------------

                                                                                                      COVERAGE
  INSURANCE TYPE  ORIGINAL BALANCE  CLAIMS IN PROGRESS         CLAIMS PAID       ADJUSTMENTS         REMAINING
  --------------  ----------------  ------------------         -----------       -----------         ---------
  MPI                        $0.00              $0.00                $0.00             $0.00              $0.00

  SPECIAL HAZARD     $1,285,005.00              $0.00                $0.00             $0.00      $1,285,005.00

  BANKRUPTCY BOND
    SINGLE -UNITS      $100,000.00              $0.00                $0.00             $0.00        $100,000.00
      MULTI-UNITS            $0.00              $0.00                $0.00             $0.00              $0.00

  MORTGAGE
    REPURCHASE       $1,500,985.00              $0.00                $0.00             $0.00      $1,500,985.00




DELINQUENT INSTALLMENTS
-----------------------


              ONE                         TWO                         THREE
     -----------------------     ----------------------     ----------------------
     COUNT      PRIN BALANCE     COUNT     PRIN BALANCE     COUNT     PRIN BALANCE
     -----------------------     ----------------------     ----------------------
         19    $2,185,948.98         2      $126,678.96         0            $0.00

          IN FORECLOSURE                          ACQUIRED
     -----------------------              ----------------------
     COUNT      PRIN BALANCE            COUNT     PRIN BALANCE
     -----------------------              ----------------------
         0             $0.00               0                   $0.00



The Group III-B Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage to certain Group III Certificates. The "Prospectus Supplement" is that certain Prospectus Supplement, dated January 28, 1998, pursuant to which certain of the Group III Certificates were offered.


The Class Principal Balances of the Class III-B Certificates immediately after
the principal and interest distribution on   March 25, 1998 are as
follows:



 CLASS              CLASS PRINCIPAL BALANCE
 III-B-1            $2,566,401.13
 III-B-2            $1,347,360.25
 III-B-3              $641,599.79
 III-B-4              $384,960.07
 III-B-5              $384,960.07
 III-B-6              $449,123.81

 Total              $5,774,405.12


Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $1,285,005.00, $100,000.00, $1,500,985.00 respectively.

                                                                           EXHIBIT A
                  DELINQUENT* MORTGAGE LOANS (AS OF February 28, 1998):

SERIES:  1998 - 1 Group III (1408)
                          I                  II                III
                    TOTAL LOANS            TOTAL
                          IN               DELINQ.      LOANS DELINQUENT
                    MORTGAGE POOL          LOANS            1 MONTH
                  -------------------------------------------------------
DOLLAR AMOUNT     $124,885,724.50**    $2,312,627.94***     $2,185,948.98***

NUMBER                       1040                 21                   19

% OF POOL
(DOLLARS)                  100.00%              1.85%                1.75%

% OF POOL
(NO. OF LOANS)             100.00%              2.02%                1.83%

                        IV                   V                VI

                 LOANS DELINQUENT    LOANS DELINQUENT      LOANS IN
                    2 MONTH               3 MONTH         FORECLOSURE
                  -------------------------------------------------------
DOLLAR AMOUNT         $126,678.96***            $0.00***            $0.00***

NUMBER                          2                   0                   0

% OF POOL
(DOLLARS)                    0.10%               0.00%               0.00%

% OF POOL
(NO. OF LOANS)               0.19%               0.00%               0.00%


                         VII
                        LOANS
                       ACQUIRED
                  ------------------
DOLLAR AMOUNT               $0.00***

NUMBER                          0

% OF POOL
(DOLLARS)                   0.00%

% OF POOL
(NO. OF LOANS)              0.00%

* A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

** Reflects the outstanding principal balance of the Mortgage Pool after the application of all March 01, 1998 scheduled payments and February 01, 1998 unscheduled payments on the mortgage loans.

*** Reflects outstanding principal balance of delinquent mortgage loans as of February 28, 1998.

Trading Factor, calculated as of distribution date   March 25, 1998: 0.97162576.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including March 01, 1998, and unscheduled prepayments in months prior to March ) can be calculated.

                                                               EXHIBIT A
                            PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             03/1998 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1998

SERIES:  1998 - 1 Group IV (1409)                                    WEIGHTED AVERAGE PC RATE: 7.6784
----------------------------------------------------------------------------------------
ISSUE DATE:   01/01/1998
CERTIFICATE BALANCE AT ISSUE:   $150,098,526.71

                                                              CERTIFICATE
                                                   TOTAL      ACCOUNT       CERTIFICATE
                                                   NUMBER OF  ACTIVITY      BALANCE
                                                   MORTGAGES  (@ PC RATE)   OUTSTANDING
                                                   ---------  ------------  ---------------
BALANCES FROM LAST FISCAL MONTH-END:              1697                       $149,367,209.07
PRINCIPAL POOL COLLECTION(S):
   Scheduled Principal Collected Due Current Month              $456,718.30
   Unscheduled Principal Collection/Reversals                   $129,279.68
   Liquidations-in-full                              9          $807,564.69
   Principal Balance Sales Adjustments                                $0.00
   Net Principal Distributed                                  $1,393,562.67   -$1,393,562.67

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                   $0.00

BALANCE CURRENT FISCAL MONTH-END:                 1688                       $147,973,646.40

SCHEDULED INTEREST AT MORTGAGE RATE:                            $993,198.25

UNSCHEDULED INTEREST AT MORTGAGE RATE:
   Unscheduled Interest Collections/Reversals                         $1.80
   Interest Sales Adjustments                                         $0.00
   Interest Accrual Adjustment                                        $0.00
   Interest Uncollected on Liquidation                                $0.00
   Interest Uncollected on Non-Earning Assets                         $0.00
   Net Unscheduled Interest Distributed                               $1.80

OTHER:
   Loan Conversion Fees                                               $0.00
   Expense Reimbursements                                             $0.00
   Gain on Liquidations                                               $0.00
   Hazard Insurance Premium Refunds                                   $0.00
   Net Other Distributions                                            $0.00

SCHEDULED SERVICING FEE EXPENSES:                                $37,328.52

UNSCHEDULED SERVICING FEES:
   Unscheduled Service Fee Collections/Reversals                      $0.08
   Servicing Fees Sales Adjustments                                   $0.00
   Servicing Fees Accrual Adjustments                                 $0.00
   Servicing Fees Uncollected on Liquidation                          $0.00
   Servicing Fees Uncollected/Non-Earning Assets                      $0.00
   Net Unscheduled Service Fees Distributed                           $0.08

MISCELLANEOUS EXPENSES:                                               $0.00

NET FUNDS DISTRIBUTED:                                        $2,349,434.12


                           PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             03/1998 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1998

SERIES:  1998 - 1 Group IV (1409)                           WEIGHTED AVERAGE PC RATE: 7.6784
----------------------------------------------------------------------------------------


AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
----------------------------------------------------------------------------------------
LOAN COUNT OF               AGGREGATE LOSS
INCURRED LOSSES             AMOUNT
         0                             $0.00


SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
----------------------------------------------------------------------------------------
PRINCIPAL         SCHEDULED         INTEREST          NET INTEREST                        TOTAL
DISTRIBUTION      INTEREST DUE      ADJUSTMENT        DISTRIBUTION      OTHER             DISTRIBUTION
   $1,393,562.67       $955,869.73             $1.72       $955,871.45             $0.00     $2,349,434.12


INSURANCE RESERVES*
-------------------

                                                                                                      COVERAGE
  INSURANCE TYPE  ORIGINAL BALANCE  CLAIMS IN PROGRESS         CLAIMS PAID       ADJUSTMENTS         REMAINING
  --------------  ----------------  ------------------         -----------       -----------         ---------
  MPI                        $0.00              $0.00                $0.00             $0.00              $0.00

  SPECIAL HAZARD     $1,500,985.00              $0.00                $0.00             $0.00      $1,500,985.00

  BANKRUPTCY BOND
    SINGLE -UNITS      $100,000.00              $0.00                $0.00             $0.00        $100,000.00
      MULTI-UNITS            $0.00              $0.00                $0.00             $0.00              $0.00

  MORTGAGE
    REPURCHASE       $1,500,985.00              $0.00                $0.00             $0.00      $1,500,985.00




DELINQUENT INSTALLMENTS
-----------------------


              ONE                         TWO                         THREE
     -----------------------     ----------------------     ----------------------
     COUNT      PRIN BALANCE     COUNT     PRIN BALANCE     COUNT     PRIN BALANCE
     -----------------------     ----------------------     ----------------------
         15    $1,103,028.01         1       $62,222.99         0            $0.00

          IN FORECLOSURE                          ACQUIRED
     -----------------------              ----------------------
     COUNT      PRIN BALANCE            COUNT     PRIN BALANCE
     -----------------------              ----------------------
         0             $0.00               0                   $0.00



The Group IV-B Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, andfraud coverage to certain Group IV Certificates. The "Prospectus Supplement" is that certain Prospectus Supplement, dated January 28, 1998, pursuant to which certain of the Group IV Certificates were offered.


The Class Principal Balances of the Class IV-B Certificates immediately after
the principal and interest distribution on   March 25, 1998 are as
follows:



 CLASS             CLASS PRINCIPAL BALANCE
 IV-B-1            $3,356,727.09
 IV-B-2              $745,938.91
 IV-B-3              $447,563.15
 IV-B-4              $372,969.46
 IV-B-5              $372,969.46
 IV-B-6              $298,379.42

 Total             $5,594,547.49


Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $1,500,985.00, $100,000.00, $1,500,985.00 respectively.

                                                                           EXHIBIT A
                  DELINQUENT* MORTGAGE LOANS (AS OF February 28, 1998):

SERIES:  1998 - 1 Group IV (1409)
                          I                  II                III
                    TOTAL LOANS            TOTAL
                          IN               DELINQ.      LOANS DELINQUENT
                    MORTGAGE POOL          LOANS            1 MONTH
                  -------------------------------------------------------
DOLLAR AMOUNT     $147,973,646.40**    $1,165,251.00***     $1,103,028.01***

NUMBER                       1688                 16                   15

% OF POOL
(DOLLARS)                  100.00%              0.79%                0.75%

% OF POOL
(NO. OF LOANS)             100.00%              0.95%                0.89%

                        IV                   V                VI

                 LOANS DELINQUENT    LOANS DELINQUENT      LOANS IN
                    2 MONTH               3 MONTH         FORECLOSURE
                  -------------------------------------------------------
DOLLAR AMOUNT          $62,222.99***            $0.00***            $0.00***

NUMBER                          1                   0                   0

% OF POOL
(DOLLARS)                    0.04%               0.00%               0.00%

% OF POOL
(NO. OF LOANS)               0.06%               0.00%               0.00%


                         VII
                        LOANS
                       ACQUIRED
                  ------------------
DOLLAR AMOUNT               $0.00***

NUMBER                          0

% OF POOL
(DOLLARS)                   0.00%

% OF POOL
(NO. OF LOANS)              0.00%

* A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

** Reflects the outstanding principal balance of the Mortgage Pool after the application of all March 01, 1998 scheduled payments and February 01, 1998 unscheduled payments on the mortgage loans.

*** Reflects outstanding principal balance of delinquent mortgage loans as of February 28, 1998.

Trading Factor, calculated as of distribution date   March 25, 1998: 0.98584343.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including March 01, 1998, and unscheduled prepayments in months prior to March ) can be calculated.

                                                               EXHIBIT A
                            PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             03/1998 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1998

SERIES:  1998-1 Group V (1410)                                     WEIGHTED AVERAGE PC RATE: 7.2914
----------------------------------------------------------------------------------------
ISSUE DATE:   01/01/1998
CERTIFICATE BALANCE AT ISSUE:   $235,481,387.71

                                                              CERTIFICATE
                                                   TOTAL      ACCOUNT       CERTIFICATE
                                                   NUMBER OF  ACTIVITY      BALANCE
                                                   MORTGAGES  (@ PC RATE)   OUTSTANDING
                                                   ---------  ------------  ---------------
BALANCES FROM LAST FISCAL MONTH-END:               709                       $234,535,902.83
PRINCIPAL POOL COLLECTION(S):
   Scheduled Principal Collected Due Current Month              $255,980.38
   Unscheduled Principal Collection/Reversals                    $19,530.30
   Liquidations-in-full                             25       $10,085,637.36
   Principal Balance Sales Adjustments                                $0.00
   Net Principal Distributed                                 $10,361,148.04  -$10,361,148.04

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                   $0.00

BALANCE CURRENT FISCAL MONTH-END:                  684                       $224,174,754.79

SCHEDULED INTEREST AT MORTGAGE RATE:                          $1,475,791.89

UNSCHEDULED INTEREST AT MORTGAGE RATE:
   Unscheduled Interest Collections/Reversals                       $360.86
   Interest Sales Adjustments                                         $0.00
   Interest Accrual Adjustment                                        $0.00
   Interest Uncollected on Liquidation                                $0.00
   Interest Uncollected on Non-Earning Assets                         $0.00
   Net Unscheduled Interest Distributed                             $360.86

OTHER:
   Loan Conversion Fees                                               $0.00
   Expense Reimbursements                                             $0.00
   Gain on Liquidations                                               $0.00
   Hazard Insurance Premium Refunds                                   $0.00
   Net Other Distributions                                            $0.00

SCHEDULED SERVICING FEE EXPENSES:                                $48,299.58

UNSCHEDULED SERVICING FEES:
   Unscheduled Service Fee Collections/Reversals                     $11.34
   Servicing Fees Sales Adjustments                                   $0.00
   Servicing Fees Accrual Adjustments                                 $0.00
   Servicing Fees Uncollected on Liquidation                          $0.00
   Servicing Fees Uncollected/Non-Earning Assets                      $0.00
   Net Unscheduled Service Fees Distributed                          $11.34

MISCELLANEOUS EXPENSES:                                               $0.00

NET FUNDS DISTRIBUTED:                                       $11,788,989.87


                           PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             03/1998 DISTRIBUTION REPORT

PROCESSING MONTH:  02/1998

SERIES:  1998-1 Group V (1410)                              WEIGHTED AVERAGE PC RATE: 7.2914
----------------------------------------------------------------------------------------


AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
----------------------------------------------------------------------------------------
LOAN COUNT OF               AGGREGATE LOSS
INCURRED LOSSES             AMOUNT
         0                             $0.00


SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
----------------------------------------------------------------------------------------
PRINCIPAL         SCHEDULED         INTEREST          NET INTEREST                        TOTAL
DISTRIBUTION      INTEREST DUE      ADJUSTMENT        DISTRIBUTION      OTHER             DISTRIBUTION
  $10,361,148.04     $1,427,492.31           $349.52     $1,427,841.83             $0.00    $11,788,989.87


INSURANCE RESERVES*
-------------------

                                                                                                      COVERAGE
  INSURANCE TYPE  ORIGINAL BALANCE  CLAIMS IN PROGRESS         CLAIMS PAID       ADJUSTMENTS         REMAINING
  --------------  ----------------  ------------------         -----------       -----------         ---------
  MPI                        $0.00              $0.00                $0.00             $0.00              $0.00

  SPECIAL HAZARD     $3,811,158.00              $0.00                $0.00             $0.00      $3,811,158.00

  BANKRUPTCY BOND
    SINGLE -UNITS      $100,000.00              $0.00                $0.00             $0.00        $100,000.00
      MULTI-UNITS            $0.00              $0.00                $0.00             $0.00              $0.00

  MORTGAGE
    REPURCHASE       $4,709,628.00              $0.00                $0.00             $0.00      $4,709,628.00




DELINQUENT INSTALLMENTS
-----------------------


              ONE                         TWO                         THREE
     -----------------------     ----------------------     ----------------------
     COUNT      PRIN BALANCE     COUNT     PRIN BALANCE     COUNT     PRIN BALANCE
     -----------------------     ----------------------     ----------------------
          1      $288,285.15         0            $0.00         0            $0.00

          IN FORECLOSURE                          ACQUIRED
     -----------------------              ----------------------
     COUNT      PRIN BALANCE            COUNT     PRIN BALANCE
     -----------------------              ----------------------
         0             $0.00               0                   $0.00



The Group V-B Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage to certain Group V Certificates. The "Prospectus Supplement" is that certain Prospectus Supplement, dated January 28, 1998, pursuant to which certain of the Group V Certificates were offered.

The Class Principal Balances of the Class V-B Certificates immediately after the principal and interest distribution on March 25, 1998 are as follows:


 CLASS            CLASS PRINCIPAL BALANCE
 V-B-1            $4,346,858.29
 V-B-2            $1,879,722.70
 V-B-3              $939,860.85
 V-B-4              $587,412.91
 V-B-5              $234,964.96
 V-B-6              $822,381.57

 Total            $8,811,201.28

Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $3,811,158.00, $100,000.00, $4,709,628.00 respectively

                                                                           EXHIBIT A
                  DELINQUENT* MORTGAGE LOANS (AS OF February 28, 1998):

SERIES:  1998-1 Group V (1410)
                          I                  II                III
                    TOTAL LOANS            TOTAL
                          IN               DELINQ.      LOANS DELINQUENT
                    MORTGAGE POOL          LOANS            1 MONTH
                  -------------------------------------------------------
DOLLAR AMOUNT     $224,174,754.79**      $288,285.15***       $288,285.15***

NUMBER                        684                  1                    1

% OF POOL
(DOLLARS)                  100.00%              0.13%                0.13%

% OF POOL
(NO. OF LOANS)             100.00%              0.15%                0.15%

                        IV                   V                VI

                 LOANS DELINQUENT    LOANS DELINQUENT      LOANS IN
                    2 MONTH               3 MONTH         FORECLOSURE
                  -------------------------------------------------------
DOLLAR AMOUNT               $0.00***            $0.00***            $0.00***

NUMBER                          0                   0                   0

% OF POOL
(DOLLARS)                    0.00%               0.00%               0.00%

% OF POOL
(NO. OF LOANS)               0.00%               0.00%               0.00%


                         VII
                        LOANS
                       ACQUIRED
                  ------------------
DOLLAR AMOUNT               $0.00***

NUMBER                          0

% OF POOL
(DOLLARS)                   0.00%

% OF POOL
(NO. OF LOANS)              0.00%

* A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

** Reflects the outstanding principal balance of the Mortgage Pool after the application of all March 01, 1998 scheduled payments and February 01, 1998 unscheduled payments on the mortgage loans.

*** Reflects outstanding principal balance of delinquent mortgage loans as of February 28, 1998.

Trading Factor, calculated as of distribution date   March 25, 1998: 0.95198503.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including March 01, 1998, and unscheduled prepayments in months prior to March ) can be calculated.